Exhibit 10.1

NOTE

SBA Loan #	17228072‐01
SBA Loan Name	Paycheck Protection Program Loan Section 1102, Keeping American Workers Paid and Employed Act of the CARES Act
Date	May 1 , 2020
Loan Amount	$3,685,800.00
Interest Rate	Fixed rate equal to one percent (1.00%) per annum
Borrower	Aspen Aerogels Rhode Island, LLC
Lender	Northeast Bank, a banking corporation organized under the laws of the State of Maine

1.PROMISE TO PAY:

FOR VALUE RECEIVED, Aspen Aerogels Rhode Island, LLC (the “Borrower”) hereby promises to pay as necessary and in accordance with the Paycheck Protection Program under 13 CFR Part 120 (the “PPP”, as may be amended or supplemented by further guidance issued by the SBA) to the order of Northeast Bank (the “Lender”) or subsequent holders of this Promissory Note (the “Note”) the principal amount of Three Million Six Hundred Eighty Five Thousand Eight Hundred Dollars and No Cents ($3,685,800.00) (the “Loan”), together with all accrued interest thereon, which amount shall not exceed 1.00% per annum, as provided in this Note.

2.	DEFINITIONS:

“Collateral” means any property taken as security for payment of this Note or any guarantee of this Note.

“Guarantor” means each person or entity that signs a guarantee of payment of this Note. “Loan” means the loan evidenced by this Note.

“Loan Documents” means the documents related to this Loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“SBA” means the Small Business Administration, an Agency of the United States of America.

3.PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

A.

Maturity Date: Unless forgiven in writing or otherwise modified in compliance with the terms of the PPP or other applicable SBA requirements, this Loan matures two (2) years from the date of this Note (the “Maturity Date”).

B.

Interest Rate: Principal amounts outstanding under this Note shall bear interest at a rate per annum (the “Interest Rate”) equal to 1.00%. All computations of interest hereunder shall be made on the basis of a year of 365/365 and the actual number of days elapsed. Interest shall begin to accrue on the Loan on the date of this Note.

C.	Use of Proceeds: Borrower shall use the proceeds of this Loan only for eligible expenses under the terms of the PPP.
D.

Payment: Borrower must pay principal and interest payments of $196,427.32 every month beginning on November 1 , 2020 (which date reflects an automatic six‐month deferral from the date of this Loan, as further described in Section 3E below) and ending on the Maturity Date. Payments must be made on the same day as the date of this Note in the months they are due and must be made in US dollars. Borrower’s repayment obligation will be reduced by the amount of any loan forgiveness granted under the terms of the PPP. While no payments are due on this Loan for 6 months from the date of first disbursement of this Loan, interest will continue to accrue during the deferment period. All remaining outstanding principal and accrued and unpaid interest shall be due and payable on the Maturity Date. Lender will apply each installment payment first to pay interest accrued to the day Lender received the payment, then to bring principal current, and will apply any remaining balance to reduce principal. Any payment received after default, demand or acceleration shall be applied in accordance with SBA servicing guidelines.

E.Deferment Period:   No payments are due on this Loan for six (6) months from the date of first disbursement of this Loan. Interest will continue to accrue during the deferment period.

F.Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note at any time without penalty. Borrower may prepay twenty percent (20%) or less of the unpaid principal balance of this Note at any time without notice. If Borrower prepays more than twenty percent (20%) of the Note and the Loan has been sold on the secondary market, Borrower must: (i) Give Lender prior written notice; (ii) Pay all accrued interest; and (iii) If the prepayment is received less than 21 days from the date Lender received the notice, pay an amount equal to 21 days interest from the date Lender received the notice, less any interest accrued during the 21 days and paid under (ii) of this paragraph. If Borrower does not prepay within 30 days from the date Lender received the notice, Borrower must give Lender a new notice.

G.

Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this Loan in an amount equal to the sum of the following costs incurred by Borrower during the 8‐week period beginning on the date of the first disbursement of this Loan: (i) Payroll costs; (ii) Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation); (iii) Any payment on a covered rent obligation; and (iv) Any covered utility payment.

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the PPP, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economy Security Act (CARES Act) (P.L. 116‐136). Not more than 25% of the amount forgiven can be attributable to non‐payroll costs.

H.

Manner of Payment: All payments of principal and interest shall be made in US dollars on the date on which such payment is due. Such payments shall be made by ACH, cashier’s check, certified check, or wire transfer of immediately available funds to the holder of the Note (“Noteholder”). For purposes of this Note, the term Noteholder shall refer to the original Noteholder, or any assignee.

SBA Form 147 (06/03/02) Version 4.1

4.DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note

(unless forgiven under the terms of this Note and the terms of the PPP), or if Borrower:

A.Fails to do anything required by this Note and other Loan Documents;

B.Defaults on any other loan with Lender;

C.Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D.Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E.Makes, or anyone acting on their behalf makes, a materially false or misleading representation to

Lender or SBA;

F.Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower’s ability to pay this Note;

G.Fails to pay any taxes when due;

H.Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I.Has a receiver or liquidator appointed for any part of their business or property;

J.Makes an assignment for the benefit of creditors;

K.Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower’s ability to pay this Note;

L.Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without

Lender’s prior written consent; or

M.Becomes the subject of a civil or criminal action that Lender believes may materially affect

Borrower’s ability to pay this Note.

5.LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A.Require immediate payment of all (non‐forgiven) amounts owing under this Note;

B.Collect all amounts owing from any Borrower or Guarantor;

C.File suit and obtain judgment;

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D.Take possession of any Collateral; or

E.Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6.LENDER’S GENERAL POWERS:

Without notice and without Borrower’s consent, Lender may:

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A.Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B.Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C.Release anyone obligated to pay this Note;

D.Compromise, release, renew, extend or substitute any of the Collateral; and

E.Take any action necessary to protect the Collateral or collect amounts owing on this Note.

7.GOVERNING LAW; WHEN FEDERAL LAW APPLIES:

This Note and the obligations of Borrower hereunder shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts and/or all applicable federal regulations under the PPP Loan program.

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8.SUCCESSORS AND ASSIGNS; ASSIGNMENT:

Under this Note, Borrower includes its successors, and Lender includes its successors and assigns. This Note may be assigned or transferred by Lender to any individual, corporation, company, limited liability company, trust, joint venture, association, partnership, unincorporated organization, governmental authority, or other entity without the prior consent of or notice to any other person.

9.GENERAL PROVISIONS:

A.	All individuals and entities signing this Note are jointly and severally liable.
B.	Borrower waives all suretyship defenses.
C.	Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender’s liens on Collateral.
D.	Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.
E.

Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note. No term of this Note may be waived, modified, or amended, except by an instrument in writing signed by the Borrower and the Lender, unless the SBA permits otherwise. Any waiver of the terms hereof shall be effective only in the specific instance and for the

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specific purposes given.

F.

If any term or provision of this Note is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Note or render such term or provision invalid or unenforceable in any other jurisdiction.

G.

To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10.   NON‐RECOURSE:

Lender and SBA shall have no recourse against any individual shareholder, member or partner of Borrower for non‐payment of the Loan, except to the extent that such shareholder, member or partner uses the loan proceeds for an unauthorized purpose. Borrower is solely responsible for providing Lender with evidence that the Loan proceeds have been used for an authorized purpose, and such evidence shall be subject to Lender’s review and approval in its sole and absolute discretion. Should Borrower fail to provide such evidence, the Loan may be full recourse to the Borrower.

11.   INDEMNIFICATION: The Borrower will indemnify and hold harmless Lender and any Noteholder (and their respective employees, directors, agents, affiliates and representatives) from and against any cost, loss or liability including interest, penalties, reasonable attorneys’ fees and expenses resulting from the Borrower’s misrepresentation in the application for this Loan or otherwise or breach of warranty, default or breach of any covenant in this Note.

12.   NOTICES. All notices and other communications relating to this Note shall be in writing and shall be deemed given upon the first to occur of (a) deposit with overnight courier service, properly addressed and shipping prepaid; (b) transmittal by e‐mail properly addressed (with written acknowledgement from the intended recipient such as “return receipt requested” function, return e‐mail, or other written acknowledgment); or (c) actual receipt by an employee or agent of the other party. Notices hereunder shall be sent to the following addresses, or to such other address as such party shall specify in writing:

If to the Borrower:

Name: Aspen Aerogels Rhode Island, LLC Phone Number: 508‐691‐1111	Address: 30 Forbes Road, Building B, Northborough, MA, 01532 Attention: John Fairbanks E‐Mail: jfairbanks@aerogel.com

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If to Northeast Bank:

Name: Northeast Bank Phone: 800‐284‐5989	Address: PO Box 171769, Boston, MA 02117 Attention: Loan Servicing Department E‐Mail: sbaloans@northeastbank.com

13.   REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender as follows:

A. Existence. The Borrower is a/an Limited Liability Company duly incorporated/formed, validly existing, and in good standing under the laws of the state of its organization. The Borrower has the requisite power and authority to own, lease, and operate its property, and to carry on its business.

B. Compliance with Law. The Borrower is in compliance with all laws, statutes, ordinances, rules, and regulations applicable to or binding on the Borrower, its property, and business.

C. Power and Authority. The Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Note.

D. Authorization; Execution and Delivery. The execution and delivery of this Note by the Borrower executing this Note is done in accordance with applicable law and with all necessary authority having been granted to Borrower to assure performance and bind the entity to its obligations.

E. Information is True and Accurate. The information provided in all supporting documents and forms to obtain this Loan is true and accurate in all material respects. The Borrower (and any individual who provided information for the application of this Loan) understands that knowingly making a false statement to obtain this Loan from SBA is punishable under the law, including under 18 USC 1001 and

3571 by imprisonment of not more than five years and/or a fine of up to $250,000; under 15 USC 645 by imprisonment of not more than two years and/or fine of not more than $5,000; and, if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

14.   STATE‐SPECIFIC PROVISIONS. None

15.   INTEGRATION. This Note constitutes the entire contract between the Borrower and the Lender with respect to the subject matter hereof and supersedes previous agreements and understanding, oral or written, with respect thereto.

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16.   CONSENT TO USE ELECTRONIC SIGNATURE. In order to receive the Loan amount, the Lender must provide the Borrower with certain disclosures required by law. By submitting the Borrower’s application and agreeing to the terms of this Note, which the Borrower collectively adopts as its electronic signature, the Borrower consents and agrees that: (i) the Lender and any Noteholder can provide all disclosures required by law and other information about the Borrower’s legal rights and duties to the Borrower electronically, including by e‐mail, a website portal or mobile phone application; (ii) the Borrower’s electronic signature on agreements and documents has the same effect as if the Borrower signed them in ink and is evidence of the Borrower’s intention to be bound by this Note; (iii) Electronic disclosures have the same meaning and effect as if the Borrower were provided paper disclosures; (iv) Disclosures are considered received by the Borrower within 24 hours of the time posted to Lender’s or any Noteholders website, or within 24 hours of the time emailed to the Borrower unless the Lender or Noteholder receives notice that the email was not delivered; (v) Lender or the Noteholder reserves the right to cancel this electronic disclosure service, change the terms of use of this service or send disclosures in paper form at any time; (vi) the Lender or Noteholder is responsible for sending notice of the disclosures to the Borrower electronically, but Lender or Noteholder are not responsible for any delay or failure in the Borrower’s receipt or review of the email notices. The Borrower agrees and confirms that the Borrower has access to the necessary equipment to receive, access and print any disclosures that may be provided in electronic form. The Borrower will not seek to withdraw the Borrower’s consent for electronic signature and disclosures while the Borrower has an outstanding Loan balance.

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17.   NO, WAIVER; CUMULATIVE REMEDIES. No failure by Lender or any subsequent Noteholder to exercise and no delay in exercising any right, remedy, or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power.   The rights, remedies, and powers herein provided are cumulative and not exclusive of any other rights, remedies, or powers provided by law.

18.   COUNTERPARTS. This Note and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all of which taken together shall constitute as single contract.

19.   THIRD‐PARTY BENEFICIARY. Any assignee of this Note shall be deemed to be a third‐party beneficiary to this Note and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if they were a party hereto.

20.   ERRORS AND OMISSIONS; COOPERATION. The undersigned Borrower for and in consideration of the Lender funding the closing of this Loan agrees, if requested by Lender or its assignees, to fully cooperate and adjust for clerical errors, any or all Loan closing documentation if deemed necessary or desirable in the reasonable discretion of the Lender or its assignees. Borrower shall furnish the Lender with such other information as the Lender may reasonably request from time to time, including but not limited to any documentation necessary to comply with the terms of the PPP.

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THE UNDERSIGNED BORROWER ACKNOWLEDGES THAT HE/SHE IS THE AUTHORIZED REPRESENTATIVE OF THE APPLICANT AND HAVING READ ALL OF THE PROVISIONS OF THIS NOTE AND AGREES TO ITS TERM.

IN WITNESS WHEREOF, the Borrower has executed this Note as acknowledged and accepted by Northeast Bank as of

May 1, 2020.

Aspen Aerogels Rhode Island, LLC

DocuSigned by:

By:   /s/ John Fairbanks

Name: John Fairbanks

Title: Chief Financial Officer